Debt and Other Financing	12 Months Ended
Dec. 31, 2015
Debt Instruments [Abstract]
Debt and Other Financing
Debt and Other Financing
Debt
Debt at December 31 consisted of the following:

	2015	2014
Debt maturing within one year:
Notes payable	$50.4	$116.0
Current portion of long-term debt	4.8	5.7
Total	$55.2	$121.7
Long-term debt:
2.375% Notes, due March 2016	$—	$249.2
5.75% Notes, due March 2018	249.4	249.0
4.20% Notes, due July 2018	249.6	249.2
6.50% Notes, due March 2019	347.7	347.1
Other debt, payable through 2025 with interest from .4% to 7.8%	12.7	12.8
4.60% Notes, due March 2020	497.3	496.6
5.00% Notes, due March 2023	493.7	492.8
6.95% Notes, due March 2043	246.8	246.7
Total	2,097.2	2,343.4
Amortization of swap termination	58.1	79.4
Less current portion	(4.8)	(5.7)
Total long-term debt	$2,150.5	$2,417.1

Notes payable included short-term borrowings of international subsidiaries at average annual interest rates of approximately 4.0% at December 31, 2015 and 4.2% at December 31, 2014.
Other debt included obligations under capital leases of $11.7 at December 31, 2015 and $11.6 at December 31, 2014, which primarily relate to leases of automobiles and equipment.
Public Notes
In March 2013, we issued, in a public offering, $250.0 principal amount of 2.375% Notes due March 15, 2016 (the "2.375% Notes"), $500.0 principal amount of 4.60% Notes due March 15, 2020 (the "4.60% Notes"), $500.0 principal amount of 5.00% Notes due March 15, 2023 (the "5.00% Notes") and $250.0 principal amount of 6.95% Notes due March 15, 2043 (the "6.95% Notes") (collectively, the "2013 Notes"). The net proceeds from these 2013 Notes were used to repay outstanding debt. Interest on the 2013 Notes is payable semi-annually on March 15 and September 15 of each year. On August 10, 2015, we prepaid our 2.375% Notes at a prepayment price equal to 100% of the principal amount of $250.0, plus accrued interest of $3.1 and a make-whole premium of $5.0. In connection with the prepayment of our 2.375% Notes, we incurred a loss on extinguishment of debt of $5.5 in the third quarter of 2015 consisting of the $5.0 make-whole premium for the 2.375% Notes and the write-off of $.5 of debt issuance costs and discounts related to the initial issuance of the 2.375% Notes.
The indenture governing the 2013 Notes contains interest rate adjustment provisions depending on the long-term credit ratings assigned to the 2013 Notes with S&P and Moody's. As described in the indenture, the interest rates on the 2013 Notes increase by .25% for each one-notch downgrade below investment grade on each of our long-term credit ratings assigned to the 2013 Notes by S&P or Moody's. These adjustments are limited to a total increase of 2% above the respective interest rates in effect on the date of issuance of the 2013 Notes. As a result of the long-term credit rating downgrades by S&P in November 2014 to BB+, in February 2015 to BB and in June 2015 to B+, and by Moody's in October 2014 to Ba1 and in May 2015 to Ba3 for senior unsecured debt, the interest rates on the 2013 Notes have increased by 1.75%, of which .75% was effective as of March 15, 2015 and 1.0% was effective as of September 15, 2015.
The carrying value of the 2.375% Notes represented the $250.0 principal amount, net of the unamortized discount to face value of $.1, and net of debt issuance costs of $.7 at December 31, 2014. The carrying value of the 4.60% Notes represented the $500.0 principal amount, net of the unamortized discount to face value of $.4 and $.6, and net of debt issuance costs of $2.3 and $2.8, at December 31, 2015 and 2014, respectively. The carrying value of the 5.00% Notes represented the $500.0 principal amount, net of the unamortized discount to face value of $3.5 and $4.0, and net of debt issuance costs of $2.8 and $3.2, at December 31, 2015 and 2014, respectively. The carrying value of the 6.95% Notes represented the $250.0 principal amount, net of the unamortized discount to face value of $.7 and $.7, and net of debt issuance costs of $2.5 and $2.6, at December 31, 2015 and 2014, respectively.
At December 31, 2015, we also had outstanding $250.0 principal amount of our 5.75% Notes due March 1, 2018 (the "2018 Notes"), $250.0 principal amount of our 4.20% Notes due July 15, 2018 (the "4.20% Notes") and $350.0 principal amount of our 6.50% Notes due March 1, 2019 (the "2019 Notes"), with interest on each series of these Notes payable semi-annually. The carrying value of the 2018 Notes represented the $250.0 principal amount, net of the unamortized discount to face value of $.2 and $.3, and net of debt issuance costs of $.4 and $.7, at December 31, 2015 and 2014, respectively. The carrying value of the 4.20% Notes represented the $250.0 principal amount, net of the unamortized discount to face value of $.2 and $.3, and net of debt issuance costs of $.2 and $.5, at December 31, 2015 and 2014, respectively. The carrying value of the 2019 Notes represented the $350.0 principal amount, net of the unamortized discount to face value of $1.4 and $1.8, and net of debt issuance costs of $.9 and $1.1, at December 31, 2015 and 2014, respectively.
The indentures governing our outstanding notes described above contain certain covenants, including limitations on the incurrence of liens and restrictions on the incurrence of sale/leaseback transactions and transactions involving a merger, consolidation or sale of substantially all of our assets. In addition, these indentures contain customary events of default and cross-default provisions. Further, we would be required to make an offer to repurchase all of our outstanding notes described above, with the exception of our 4.20% Notes, at a price equal to 101% of their aggregate principal amount plus accrued and unpaid interest in the event of a change in control involving Avon and a corresponding credit ratings downgrade to below investment grade.
On April 15, 2013, we prepaid our 5.625% Notes, due March 1, 2014 (the "2014 Notes") at a prepayment price equal to 100% of the principal amount of $500.0, plus accrued interest of $3.4 and a make-whole premium of $21.7. In connection with the prepayment of our 2014 Notes, we incurred a loss on extinguishment of debt of $13.0 in the second quarter of 2013 consisting of the $21.7 make-whole premium for the 2014 Notes and the write-off of $1.1 of debt issuance costs and discounts related to the initial issuance of the 2014 Notes, partially offset by a deferred gain of $9.8 associated with the January 2013 interest-rate swap agreement termination. See Note 8, Financial Instruments and Risk Management for more information. In addition, the $250.0 principal amount of our 4.80% Notes due March 1, 2013 and the $125.0 principal amount of our 4.625% Notes due May 15, 2013 were repaid in full at maturity.
Term Loan Agreement
In 2012, we borrowed $550.0 under a term loan agreement (the "term loan agreement"). In March 2013, we repaid $380.0 of the outstanding principal amount of the term loan agreement with a portion of the proceeds from the issuance of the 2013 Notes, which repayment resulted in a loss in the first quarter of 2013 of $1.6 on extinguishment of debt associated with the write-off of debt issuance costs related to the term loan agreement. On July 25, 2013, we prepaid $117.5 of the outstanding principal balance under the term loan agreement, without prepayment penalties. On June 30, 2014, we paid the $52.5 remaining outstanding principal balance under the term loan agreement, of which $39.4 was not yet due, without prepayment penalties, effectively terminating the term loan agreement since amounts thereunder may not be reborrowed.
Private Notes
On March 29, 2013, we prepaid the $535.0 senior notes issued in 2010 in a private placement exempt from registration under the Securities Act of 1933, as amended (the "Private Notes"). In connection with the prepayment of our Private Notes, we incurred a loss on extinguishment of debt of $71.4 in the first quarter of 2013, which included a make-whole premium of $68.0 and the write-off of $3.4 of debt issuance costs related to the Private Notes.
Maturities of Long-Term Debt
Annual maturities of long-term debt, which includes our notes (including unamortized discounts and premiums) and capital leases outstanding at December 31, 2015, are as follows:

	2016	2017	2018	2019	2020	2021 and Beyond	Total
Maturities	$4.8	$3.6	$503.2	$350.1	$500.0	$751.0	$2,112.7

Other Financing
Revolving Credit Facility
In June 2015, the Company and Avon International Operations, Inc., a wholly-owned domestic subsidiary of the Company (“AIO”), entered into a new five-year $400.0 senior secured revolving credit facility (the “2015 revolving credit facility”). The Company terminated its previous $1 billion unsecured revolving credit facility (the “2013 revolving credit facility”) in June 2015 prior to its scheduled expiration in March 2017. There were no amounts drawn under the 2013 revolving credit facility on the date of termination and no early termination penalties were incurred. In the second quarter of 2015, $2.5 was recorded for the write-off of issuance costs related to the 2013 revolving credit facility. Borrowings under the 2015 revolving credit facility bear interest, at our option, at a rate per annum equal to LIBOR plus 250 basis points or a floating base rate plus 150 basis points, in each case subject to adjustment based upon a leverage-based pricing grid. The 2015 revolving credit facility may be used for general corporate purposes. As of December 31, 2015, there were no amounts outstanding under the 2015 revolving credit facility.
All obligations of AIO under the 2015 revolving credit facility are (i) unconditionally guaranteed by each material domestic restricted subsidiary of the Company (other than AIO, the borrower), in each case, subject to certain exceptions and (ii) guaranteed on a limited recourse basis by the Company. The obligations of AIO and the guarantors are secured by first priority liens on and security interest in substantially all of the assets of AIO and the subsidiary guarantors and by certain assets of the Company, in each case, subject to certain exceptions.
The 2015 revolving credit facility will terminate in June 2020; provided, however, that it shall terminate on the 91st day prior to the maturity of the 2018 Notes, the 4.20% Notes, the 2019 Notes and the 4.60% Notes, if on such 91st day, the applicable notes are not redeemed, repaid, discharged, defeased or otherwise refinanced in full.
The 2015 revolving credit facility contains affirmative and negative covenants, which are customary for financings of this type, including, among other things, limits on the ability of the Company, AIO or any restricted subsidiary to, subject to certain exceptions, incur liens, incur debt, make restricted payments, make investments or merge, consolidate or dispose of all or substantially all its assets. In addition, the 2015 revolving credit facility contains customary events of default and cross-default provisions, as well as financial covenants (interest coverage and total leverage ratios). As of December 31, 2015, we were in compliance with our interest coverage and total leverage ratios under the 2015 revolving credit facility, and based on then applicable interest rates, the entire $400.0 2015 revolving credit facility could have been drawn down without violating any covenant.
Letters of Credit
At both December 31, 2015 and December 31, 2014, we also had letters of credit outstanding totaling $12.9, which primarily guarantee various insurance activities. In addition, we had outstanding letters of credit for trade activities and commercial commitments executed in the ordinary course of business, such as purchase orders for normal replenishment of inventory levels.
Long-Term Credit Ratings
Our long-term credit ratings are Ba2 (Negative Outlook) for corporate family debt, and Ba3 (Negative Outlook) for senior unsecured debt, with Moody's; B+ (Stable Outlook) with S&P; and B+ (Negative Outlook) with Fitch, which are below investment grade. We do not believe these long-term credit ratings will have a material impact on our near-term liquidity. However, any rating agency reviews could result in a change in outlook or downgrade, which could further limit our access to new financing, particularly short-term financing, reduce our flexibility with respect to working capital needs, affect the market price of some or all of our outstanding debt securities, and likely result in an increase in financing costs, including interest expense under certain of our debt instruments, and less favorable covenants and financial terms under our financing arrangements.